Exhibit 99.1

Portland General Electric One World Trade Center 121 S.W. Salmon Street Portland, Oregon 97204 News Release

FOR IMMEDIATE RELEASE
February 15, 2019

Media Contact:	Investor Contact:
Andrea Platt	Chris Liddle
Corporate Communications	Investor Relations
Phone: 503-464-7980	Phone: 503-464-7458

Portland General Electric announces 2018 financial results and initiates 2019 earnings guidance

•	Full-year 2018 financial results of $2.37 per diluted share near the top of guidance range

•	Initiating 2019 earnings guidance of $2.35 to $2.50 per diluted share

•	Collaborating with NextEra Energy Resources to construct nation’s first major co-location of renewables and storage; own 100 megawatts of renewable generation

PORTLAND, Ore. - Portland General Electric Company (NYSE: POR) today reported net income of $212 million, or $2.37 per diluted share, for the year ended Dec. 31, 2018. This compares with a net income of $187 million, or $2.10 per diluted share, for the year ended Dec. 31, 2017. Net income was $49 million, or $0.55 per diluted share, for the fourth quarter of 2018. This compares with $42 million, or $0.48 cents per diluted share, for the comparable period of 2017.

"We are pleased with our strong financial results for 2018 and excited to announce the bid chosen from the Renewable RFP process,” said Maria Pope, PGE president and CEO. “The first of its scale in North America, our collaboration with NextEra Energy Resources on the Wheatridge Renewable Energy Facility leverages both companies’ strengths to combine wind and solar generation with energy storage at scale. We look forward to bringing the wind farm online in 2020, giving customers the benefit of the 100 percent federal production tax credit.”

2018 earnings compared to 2017 earnings

Factors leading to the $0.27 per diluted share increase include the following:

•	A decrease of $0.31 per diluted share due to milder weather primarily in the first and fourth quarters of 2018 that contributed to lower energy demand than in the first and fourth quarters of 2017

•	An increase of $0.12 per diluted share resulting from lower purchased power and fuel costs and an increase in wholesale sales

•	An increase of $0.09 per diluted share attributable to lower storm restoration costs

•	An increase of $0.08 per diluted share attributable to lower plant maintenance expenses

•	An increase of $0.11 per diluted share due to the Carty cash settlement

•	An increase of $0.19 per diluted share due to a charge in 2017 related to the Tax Cuts and Jobs Act

•	An increase of $0.01 per diluted share from the net impact of regulatory items including the outcomes of the Tax Cuts and Jobs Act docket (UM 1920) and Capital Deferral docket (UM 1909)

•	A decrease of $0.02 per diluted share due to other miscellaneous items

Company Updates

Wheatridge Renewable Energy Facility

After months of regulatory and competitive bidding process, PGE completed its review of the final shortlist of projects acknowledged by the Public Utility Commission of Oregon (OPUC) in Dec. 2018. PGE announced the results of this competitive bidding process on Feb. 7, 2019.

PGE is collaborating with NextEra Energy Resources to construct the Wheatridge Renewable Energy Facility. Located in Eastern Oregon, the facility will combine 300 megawatts of wind generation with 50 megawatts of solar generation and 30 megawatts of battery storage. It will be the nation’s first major energy facility to co-locate and integrate these technologies at scale. PGE will own 100 megawatts of the wind project and will purchase the balance of the project’s output under 30-year power purchase agreements. NextEra Energy Resources’ subsidiary will operate the facility.

The wind component will be operational by Dec. 2020 and will qualify for the 100 percent federal production tax credit. Construction of the solar and battery components is planned for 2021. PGE expects to invest approximately $160 million to own its portion of the project.

General Rate Case

On Jan. 1, 2019, new customer prices went into effect pursuant to the OPUC Order which authorized a $9 million price increase. This includes return on equity of 9.5 percent; capital structure of 50 percent debt and 50 percent equity; cost of capital at 7.3 percent, and rate base of $4.75 billion. On Dec. 14, 2018, the OPUC adopted all stipulations in the case and resolved the remaining contested issues.

Tax Cuts and Jobs Act

On Dec. 22, 2017, the Tax Cuts and Jobs Act was enacted and signed into law with provisions going into effect on Jan. 1, 2018. Pursuant to an OPUC Order issued on Dec. 4, 2018, PGE began refunding $45 million to customers over a two-year period starting on Jan. 1, 2019.

Deferred Capital Project Costs

On Oct. 29, 2018, the OPUC issued an Order concluding that the Commission lacked legal authority to allow deferrals of costs related to capital investments. PGE had estimated a $12 million benefit associated with the deferral of customer information system costs in 2018 and has recorded a reserve for this amount. On Dec. 24, 2018, PGE filed for reconsideration of the Order. The OPUC has until Feb. 22, 2019 to respond to the request.

Fourth Quarter and Full-Year 2018 earnings call and webcast - Feb. 15, 2019

PGE will host a conference call with financial analysts and investors on Friday, Feb. 15, 2019, at 11 a.m. ET. The conference call will be web cast live on the PGE website at PortlandGeneral.com. A replay of the call will be available beginning at 2 p.m. ET on Friday, Feb. 15, 2019 through Friday, Feb. 22, 2019.

Maria Pope, president and CEO; Jim Lobdell, senior vice president of finance, CFO, and treasurer; and Chris Liddle, director, investor relations and treasury, will participate in the call. Management will respond to questions following formal comments.

The attached unaudited consolidated statements of income, consolidated balance sheets, and condensed consolidated statements of cash flows, as well as the supplemental operating statistics, are an integral part of this earnings release.

# # # # #

About Portland General Electric Company

Portland General Electric Company is a vertically integrated electric utility that serves approximately 885,000 residential, commercial and industrial customers in the Portland/Salem metropolitan area of Oregon. The company’s headquarters are located at 121 S.W. Salmon Street, Portland, Oregon 97204. Visit PGE’s website at PortlandGeneral.com.

Safe Harbor Statement
Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding future load, hydro conditions, wind conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including reductions in demand for electricity and the sale of excess energy during periods of low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects which could result in the company’s inability to recover project costs; the outcome of various legal and regulatory proceedings; and general economic and financial market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise. Prospective investors should also review the risks, assumptions and uncertainties listed in the company’s most recent annual report on form 10-K and in other documents that we file with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time.

POR-F
Source: Portland General Electric Company

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)
(Unaudited)

	Years Ended
	December 31,
	2018	2017
Revenues:
Revenues, net	$1,988	$2,009
Alternative revenue programs, net of amortization	3	—
Total Revenues	1,991	2,009
Operating expenses:
Purchased power and fuel	571	592
Generation, transmission and distribution	292	309
Administrative and other	271	260
Depreciation and amortization	382	345
Taxes other than income taxes	129	123
Total operating expenses	1,645	1,629
Income from operations	346	380
Interest expense, net	124	120
Other income:
Allowance for equity funds used during construction	11	12
Miscellaneous income (expense), net	(4)	1
Other income, net	7	13
Income before income taxes	229	273
Income taxes	17	86
Net income	$212	$187

Weighted-average shares outstanding (in thousands):
Basic	89,215	89,056
Diluted	89,347	89,176

Earnings per share:
Basic	$2.38	$2.10
Diluted	$2.37	$2.10

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	As of December 31,
	2018	2017
ASSETS
Current assets:
Cash and cash equivalents	$119	$39
Accounts receivable, net	193	168
Unbilled revenues	96	106
Inventories, at average cost:
Materials and supplies	53	52
Fuel	31	26
Regulatory assets—current	61	62
Other current assets	90	73
Total current assets	643	526
Electric utility plant:
Generation	4,600	4,667
Transmission	580	547
Distribution	3,838	3,543
General	611	550
Intangible	715	607
Construction work-in-progress	346	391
Total electric utility plant	10,690	10,305
Accumulated depreciation and amortization	(3,803)	(3,564)
Electric utility plant, net	6,887	6,741
Regulatory assets - noncurrent	401	438
Nuclear decommissioning trust	42	42
Non-qualified benefit plan trust	36	37
Other noncurrent assets	101	54
Total assets	$8,110	$7,838

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	As of December 31,
	2018	2017
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$168	$132
Liabilities from price risk management activities—current	55	59
Current portion of long-term debt	300	—
Accrued expenses and other current liabilities	268	241
Total current liabilities	791	432
Long-term debt, net of current portion	2,178	2,426
Regulatory liabilities—noncurrent	1,355	1,288
Deferred income taxes	369	376
Unfunded status of pension and postretirement plans	307	284
Liabilities from price risk management activities—noncurrent	101	151
Asset retirement obligations	197	167
Non-qualified benefit plan liabilities	103	106
Other noncurrent liabilities	203	192
Total liabilities	5,604	5,422
Commitments and contingencies (see notes)
Shareholders’ equity:
Preferred stock, no par value, 30,000,000 shares authorized; none issued and outstanding	—	—
Common stock, no par value, 160,000,000 shares authorized; 89,267,959 and 89,114,265 shares issued and outstanding as of December 31, 2018 and 2017, respectively	1,212	1,207
Accumulated other comprehensive loss	(7)	(8)
Retained earnings	1,301	1,217
Total shareholders’ equity	2,506	2,416
Total liabilities and shareholders’ equity	$8,110	$7,838

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Years Ended December 31,
	2018	2017	2016
Cash flows from operating activities:
Net income	$212	$187	$193
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	382	345	321
Deferred income taxes	(17)	70	37
Allowance for equity funds used during construction	(11)	(12)	(21)
Pension and other postretirement benefits	30	24	28
Decoupling mechanism deferrals, net of amortization	(2)	(22)	(6)
Deferral of net benefits due to Tax Reform	45	—	—
Other non-cash income and expenses, net	21	31	12
Changes in working capital:
(Increase) in receivables and unbilled revenues	(29)	(3)	(9)
(Increase) decrease in margin deposits	(5)	(3)	25
Increase in payables and accrued liabilities	51	5	15
Other working capital items, net	(11)	1	(4)
Contribution to non-qualified employee benefit trust	(11)	(8)	(10)
Contribution to pension and other postretirement plans	(12)	(5)	(2)
Other, net	(13)	(13)	(17)
Net cash provided by operating activities	630	597	562
Cash flows from investing activities:
Capital expenditures	(595)	(514)	(584)
Purchases of nuclear decommissioning trust securities	(12)	(18)	(25)
Sales of nuclear decommissioning trust securities	15	21	27
Proceeds from Carty Settlement	120	—	—
Other, net	1	(3)	(3)
Net cash used in investing activities	(471)	(514)	(585)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	75	225	290
Payments on long-term debt	(24)	(150)	(133)
(Maturities) issuances of commercial paper, net	—	—	(6)
Dividends paid	(125)	(118)	(110)
Other	(5)	(7)	(16)
Net cash (used in) provided by financing activities	(79)	(50)	25
Increase in cash and cash equivalents	80	33	2
Cash and cash equivalents, beginning of year	39	6	4
Cash and cash equivalents, end of year	$119	$39	$6

Supplemental disclosures of cash flow information:
Cash paid for:
Interest, net of amounts capitalized	$117	$110	$104
Income taxes	25	18	16
Non-cash investing and financing activities:
Accrued capital additions	61	53	50
Accrued dividends payable	34	31	30
Assets obtained under leasing arrangements	24	87	78

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES
SUPPLEMENTAL OPERATING STATISTICS
(Unaudited)

	Years Ended
	December 31,
	2018	2017
Revenues (dollars in millions):
Retail:
Residential	$948	$969
Commercial	647	652
Industrial	185	192
Direct Access	43	37
Subtotal	1,823	1,850
Alternative revenue programs, net of amortization	3	—
Other accrued (deferred) revenues, net	(45)	10
Total retail revenues	1,781	1,860
Wholesale revenues	159	105
Other operating revenues	51	44
Total revenues	$1,991	$2,009

Energy sold and delivered (MWh in thousands):
Retail energy sales:
Residential	7,416	7,880
Commercial	6,783	6,932
Industrial	2,987	2,943
Total retail energy sales	17,186	17,755
Direct access retail deliveries:
Commercial	647	623
Industrial	1,389	1,340
Total direct access retail deliveries	2,036	1,963
Total retail energy sales and direct access deliveries	19,222	19,718
Wholesale energy deliveries	4,290	3,193
Total energy sold and delivered	23,512	22,911

Average number of retail customers:
Residential	772,389	762,211
Commercial	108,570	107,364
Industrial	203	199
Direct access	604	559
Total	881,766	870,333

	Heating Degree-days			Cooling Degree-days
	2018	2017	Average	2018	2017	Average
First quarter	1,766	2,171	1,813	—	—	—
Second quarter	471	686	656	116	129	85
Third quarter	69	78	75	575	571	426
Fourth Quarter	1,396	1,623	1,573	1	—	3
Year-to-date	3,702	4,558	4,117	692	700	514
Note: “Average” amounts represent the 15-year rolling averages provided by the National Weather Service (Portland Airport).

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES
SUPPLEMENTAL OPERATING STATISTICS, continued
(Unaudited)

	Years Ended
	December 31,
	2018	2017
Sources of energy (MWh in thousands):
Generation:
Thermal:
Natural gas	7,515	6,228
Coal	3,106	3,344
Total thermal	10,621	9,572
Hydro	1,474	1,774
Wind	1,875	1,641
Total generation	13,970	12,987
Purchased power:
Term	6,714	7,192
Hydro	1,603	1,648
Wind	286	264
Total purchased power	8,603	9,104
Total system load	22,573	22,091
Less: wholesale sales	(4,290)	(3,193)
Retail load requirement	18,283	18,898